Exhibit 10.84.1
                                     [logo]
                                  BANQUE WORMS
                                RIGHT BANK BRANCH
             370, RUE SAINT-HONORE - B.P. 602 - 75027 PARIS CEDEX 01
    TEL: 01 49 07 66 00 - FAX: 01 49 07 66 60 - TELEX: 216 019 F / 214 122 F


                                               Paris, December 22, 1997

                                               INTER PARFUMS
                                               4, Rond-Point des Champs Elysees
                                               75008 PARIS

                                               Attention:        Mr. Santi
                                               ---------------------------


Gentlemen:

During the course of our meeting on the 18th of this month, you explained to us, with Mr. Benacin, your expectations regarding bank support.

We understand that you are looking for a line of 10 MF available in overdraft or spot at T4M/PIBOR + 0.625% and a trade discount line of 5 MF at PIBOR + 0.60%.

As agreed, and before establishing terms and conditions with you, I propose that we speak again sometime during the week of January 12, so that we may know if our proposal is completely agreeable to you.

We would like to be able to assist you in the success of your project, as we respect the values that motivate your group: openness, adaptability and pragmatism.

Please do not hesitate to contact us should you have any questions.

                                       Very truly yours,



                                       /s/ L. Pages           /s/ T. Clamon
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